• • • • •

→ →

• • • • • • • • • • • • •

• • • • • • • • • • • • • • • • • • •

UNMANAGED CHARGING can lead to higher utility bills with higher peak demand charges B U S & C H A R G E R S C H E D U L E B U S # P O W E R D E M A N D O N G R ID P O W E R ( K W ) Utility bills include a peak (kW) demand charge OUR CHARGE MANAGEMENT SOFTWARE VALENCE is designed to lower utility bills by reducing peak demand charges and maximizing uptime Utility bills include a peak (kW) demand charge Real-time monitoring for vehicles and chargers Historical data & reporting Alerts and faults Smart charging and Energy management Optimizations V2G / V2X operation CHARGINGIN OPERATION CHARGINGIN OPERATION

• • • • • • • • • • • • • • •

Leadership Team Board of Directors

(22%) (9%) (1%) 4% 1%

25 $ in M ill io n $846$845$844$842 $882 $182 $130$85$84 $0 $0 $0 $7 $500$500$500$500$500 Federal Funding Approved for Zero Emission Transit and School Buses Zero Emission Truck Mandates & Commitments 3

• • • • • • •

27


PROTERRA




POWER
CONTROL
SYSTEM






KOMATSU

PROTERRA





REVOLUTIONIZING COMMERCIAL
VEHICLE ELECTRIFICATION

Investor Presentation
September 2022


PROTERRA





Disclaimer

PROTERRA

Cautionary note regarding forward-looking statements

- Cautionary note regarding forward-looking statements. This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our business prospects, the demand for electric commercial vehicles and batteries, the estimated size and growth of the markets for electric trucks, buses, batteries and charging, expected earnings results and guidance, anticipated capital expenditures, our belief that we have sufficient liquidity to fund our business operations, our strategies for growth in our business and expected opportunities for our business units, expected performance of, features and development and demand for our technology solutions, our customer demand and retention, macroeconomic conditions related to the global COVID-19 pandemic, expected supply chain impacts and production efficiencies, expected battery cell supply through 2028, expectations regarding federal funding for transit and other commercial vehicles, expectations regarding corporate, state, federal and international mandates/commitments, our expected manufacturing capacity for bus and battery manufacturing, our expected start of production and timing of a next generation battery facility, and our strategies and expectations for risk management and cost savings.
- Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Therefore, you should not rely on any of these forward-looking statements. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control, including general economic conditions and other risks, uncertainties and factors set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the including risks and uncertainties set forth in the sections entitled "Risk Factors" in Proterra's annual and quarterly reports and other filings with the SEC.
- Any forward-looking statement made by us in presentation and statements of our officers and representatives is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise other than as required by law.

Use of Data

- Certain information contained in this presentation relates to or is based on third party studies, publications, surveys and the Company's own internal estimates and research. In addition, all of the market data and projections for market growth included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions; the Company does not assume any responsibility for updating this presentation based on facts learned following its use. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source and none of the Company, nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information.

Trademarks and Tradenames

- Proterra owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with the Company or an endorsement or sponsorship by or of the Company. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names

PROTERRA'S MISSION

Advancing Electric Vehicle Technology to Deliver the World's Best-Performing Commercial Vehicles

PROTERRA



TECHNOLOGY PURPOSE-BUILT FOR HEAVY-DUTY FLEETS

Battery systems

Drivetrains

90+ GWh market in 2030 [1]



A LEADING COMMERCIAL VEHICLE BATTERY SYSTEMS SUPPLIER

Over a dozen OEMs / 20+ vehicle programs

Class 3-8 + Off-Highway

Batteries delivered for >1,000 vehicles cumulatively [2]


ELECTRIC

ELECTRIC BUS OEM PIONEER

>900 electric transit buses delivered [3]

30M service miles



BATTERY MANUFACTURING IN OPERATION & AT SCALE

Multi-GWh of capacity [4]

Multi-GWh of cell supply contracted through 2028

>650 MWh of batteries cumulatively produced [5]



FLEET CHARGING INSTALLATION & MANAGEMENT

MW-scale charging

>800 DC fast chargers installed [6]

>65 MW charging infrastructure installed [6]



ENVIRONMENTALLY FOCUSED MISSION

>165m lbs. of tailpipe CO_2 avoided

TRUE certification [7]













1. Management estimate based on Morgan Stanley's April 2022 forecasts for North American and Europe
2. From 2018 through 6/30/2022
3. From 2011 through 6/30/2022
4. Targeted in Q4 2022
5. From 2014 through 6/30/22
6. From 2013 through 6/30/22
7. https://www.proterra.com/press-release/zero-waste-facility-certification/

The Dawn of Commercial Vehicle Electrification Has Come

Annual Demand for Heavy-Duty Batteries in North America and Europe is Expected to Grow from ~2 GWh in 2021 to >90 GWh in 2030 and ~300 GWh in 2040 [1]



Medium-Duty
Trucks & Buses
>75%
<1%
<2 GWh
>30 GWh
>90 GWh
2021
2030
2040



Heavy-Duty Trucks
>40%
<1%
<1 GWh
~60 GWh
>200 GWh
2021
2030
2040

New electric truck & bus market forecast to grow to ~200k in 2030 and ~650k in 2040 in North America and Europe [2]

1. Management estimate based on Morgan Stanley's penetration forecasts from April 5, 2022 report, "Zero-Emissions Truck Penetration Refresh" and assume average battery size/vehicle of 225 kWh for medium-duty, 300 kWh for buses and 750 kWh for heavy-duty
2. Morgan Stanley's April 5, 2022 report, "Zero-Emissions Truck Penetration Refresh

Note: Images are artistic renderings and do not represent actual vehicles on the market

Heavy-Duty Batteries and Charging

Trucks' and Buses' Heavy-Duty Cycles are Far More Demanding than Passenger Vehicles' Light-Duty Cycles



Higher Payload & Range Requirements



Battery size per vehicle
(kilowatt-hours)
~60
246
738
~900
Average passenger car 1
Proterra Powered last-mile delivery vehicle
Proterra Powered Class 8 truck 2
Proterra Powered container handler 2

Longer Cycle-Life for up to 10+ Years of Daily Travel



Useful life (miles)
152k
180k
528k
1M+
Passenger car 3
Light-duty truck 3
Transit bus 4
Class 8 long-haul truck 5

Industrial-Scale Power Delivery



Charging capacity
(megawatts)
0.02
1.1
4.3
7.5
Passenger car home AC-charger 6
Passenger car public DC-charging station 7
Proterra Energy installation at Edmonton Transit Services
Proterra Energy planned microgrid depot for LADOT

1. The average usable battery capacity of >170 electric passenger vehicle models in the Electric Vehicle Database's Cheatsheet
2. Based on vehicles with supply contracts that are not yet in series production
3. NHTSAs "Vehicle Survivability and Travel Mileage Schedules," January 2006
4. 44k annual miles traveled per bus from American Public Transit Association's Public Transportation Fact Book 2019; minimum life of transit bus of 12 years from FTA.
5. Research and Markets' "Life Cycle and TCO Analysis of Class-8 Trucks in North America, 2018-2032
6. Though the average home charger is 7.2 kW, this represents the maximum 19.2 kW (as per Blink charging)
7. Represents a typical 350 kW DC charger at the average 3.16 chargers/station (as per EV Adoption and Freewire Tech)

Buses → Medium-Duty Trucks → Long-Haul

Commercial Vehicles Are Electrifying at Different Paces Based on Duty Cycles and Regulations



2025 forecasts for new vehicle sales in U.S. and Europe
2020
2025
Battery electric as % of new vehicle sales
~3K
9%
50%
>10K
1%
30%
>26K
<1%
8%
~25K
<1%
4%
Transit Buses [1]
School Buses [2]
Medium-Duty Trucks [3]
Heavy-Duty Trucks [3]

Electric commercial vehicle forecasts imply potential battery demand in U.S. and Europe of >25 GWh in 2025[4]

1. North America only. 2020 data from The International Council on Clean Transportation and Metro Magazine; 2025 forecast from Frost & Sullivan's "Global Electric Bus Market Opportunity Analysis, 2017-2025" report
2. North America only. 2020 data from The International Council on Clean Transportation and School Bus Fleet; 2025 forecast from Canaccord Genuity's March 8, 2022 Lion Electric initiation report
3. North America and Europe. Morgan Stanley's April 5, 2022 report, "Zero-Emissions Truck Penetration Refresh
4. North America and Europe. Management estimate based on Morgan Stanley's penetration forecasts from April 5, 2022 report, "Zero-Emissions Truck Penetration Refresh" and assume average battery size/vehicle of 225 kWh for medium-duty, 300 kWh for buses and 750 kWh for heavy-duty

Powering the Commercial Vehicle Electrification Era

Our Three Business Lines Address Three of the Most Immediate Opportunities

PROTERRA

PROTERRA POWERED



Tier-one battery & electrification technology supplier to commercial & industrial vehicle OEMs

PROTERRA TRANSIT


ELECTRIC

Vertically-integrated OEM of the first commercial vehicle segment to broadly electrify

PROTERRA ENERGY



Charging installation & energy management solutions for commercial electric fleets

Proterra Powered

Electrifying Technology for Heavy-Duty Vehicles across the Spectrum


40 kWh
per vehicle
1 MWh
per vehicle
Battery System
Vehicle
VOLTA ZERO
ELECTRIC

Modular form factors for various vehicle sizes

Multiple lengths, widths and heights

S SERIES
Large Format packs

H SERIES
Fits within truck frame rails

Flexible architecture

- Configurable Voltage
- Structural packs
- Up to 16 parallel strings
- Up to 6 MWh per vehicle

Expansive electrification portfolio of products & services

Battery systems	Drivetrains
High-voltage systems & controls	Vehicle integration

Proterra Powered

Adopted by More than a Dozen OEMs Spanning >20 Vehicle Programs from Class 3 to 8 to Off-Highway

PROTERRA POWERED

ON-HIGHWAY	Class 3-5 trucks	SHYFT GROUP BLUE ARC; VMC; LIGHTNING eMOTORS; OPTIMAL-EV
ON-HIGHWAY	Class 6-7 trucks	FREIGHTLINER Custom Chassis; VOLTA TRUCKS
ON-HIGHWAY	Class 8 BEV trucks	NIKOLA
ON-HIGHWAY	Class 8 fuel cell trucks	NIKOLA
ON-HIGHWAY	Transit Buses	VMC; BusTech Group; ANADOLU ISUZU
ON-HIGHWAY	School & Coach Buses	Thomas BUILT BUSES; VANHOOL
OFF-HIGHWAY	Port equipment	TAYLOR POWER SYSTEMS
OFF-HIGHWAY	Construction equipment	KOMATSU[1] Excavators
OFF-HIGHWAY	Mining equipment	KOMATSU[1] Hard Rock

1. Komatsu is working with Proterra under a development agreement and not yet a supply agreement

Proterra Transit

Validating & Refining our Battery Technology in the First Commercial Vehicle Segment to Electrify

PROTERRA TRANSIT


LONGEST RANGE
BATTERY ELECTRIC
PROTERRA
ZX5

738 kWh ZX5-Max
offers the most energy on board a 40-foot transit bus in North America



Range of >300 miles[1] for vehicle weight of ~30k lbs.

30M+ real world service miles across wide range of climates, altitudes and terrains

130+ agencies have ordered a Proterra bus across 43 states/ provinces[2]

70%+ of 2021 orders from existing Proterra customers

1. Operating efficiency varies with route conditions, vehicle configuration, and driver behavior
2. From 2011 through 6/30/22, illustrated in dark gray on the map on this slide

Proterra Energy

Integrated Ecosystem to Enable Electrification for All Types of Commercial Electric Fleets

1. Electrification Analytics
2. Engineering & Fleet Planning
3. Chargers
4. Turnkey Installation
5. Energy Optimization


SCALE
PROTERRA

Plug-and-Play Installations

- Electrification planning
- In-house design and engineering
- Low and medium voltage options for lowest cost
- Solar and energy storage integration options

Flexible Fleet Charging Capabilities

- Charge up to 48 vehicles from a single charger
- Site dispensers up to 500 feet away for maximum site flexibility
- Wall, pedestal, or overhead options
- Ongoing interoperability testing and validation

Enabling Lower Ongoing Costs

- Live fleet monitoring
- Charger and energy management
- V2G / V2X management

Modules and Packs Are Integral to the Battery Value Chain

Serving an Indispensable Role in Achieving the Heavy-Duty Cycles Required by Commercial and Industrial Vehicles

PROTERRA

Proterra partners with cell providers and develops and manufactures modules and packs



1 ENERGY DENSITY
- Structural architecture
- Design for maximizing packing density

2 SAFETY
- Thermal management
- Battery management software
- Monitoring and diagnostics

3 LIFE
- Temperature regulation
- Degradation management
- Durability of packaging

4 COST
- Vertical integration
- Manufacturability
- Scalability

5 POWER
- Fast charge
- Hill climb

Through packaging and operating cells safely and efficiently, modules and packs are a critical driver of battery performance

Proterra's Purpose-Built Battery Technology

for Commercial/Industrial Vehicle Duty Cycles

PROTERRA

ENERGY DENSITY

- Industrial-scale gravimetric and volumetric energy density
- Highly-integrated design to maximize cargo / passenger capacity
- Enables long range for high weight ratings

SAFETY

- Functional safety certified
  - ISO 26262
  - ECE-R100
- Single-cell fault tolerance (PPR)
- Active liquid cooling integrated within internal module beam structure
- Patented thermal event mitigation

LIFE

- 3k-4k cycles
- Designed to outlast the life of the vehicle
- Average annual degradation of <3%
- Ruggedized ballistic-grade enclosure
- Proprietary SOC/SOH algorithms

COST

- Giga-scale manufacturing capacity
- Designed to lower total cost of ownership of a vehicle
- Localization strategy

POWER

- Customizable peak and continuous power capabilities for specific customer needs
- Thermal conditioning for delivering high-performance in all climates.


PROTERRA
POWERED

Battery Technology Designed to Accelerate Adoption

Each new generation targets higher energy density and lower costs

PROTERRA



3rd Generation

2017

First to market
with NCM 811
18650 cells

New core
single module architecture


H SERIES
S SERIES

4th Generation

2020

Higher
energy density
2170 cells

Flexible
module platform
(7 variants)


PROTERRA

5th Generation

2022

New 2170 cell chemistry on same module platform

Increase in
energy density

Higher tooling investment

New Platform
Objectives

CONFIDENTIAL

Centralized
architecture

Chemistry
agnostic

Further increase in
energy density

Greater scale and
vertical integration

VALENCE: Our Proprietary Charging Management Software

PROTERRA

UNMANAGED CHARGING
can lead to higher utility bills
with higher peak demand charges


BUS & CHARGER SCHEDULE
BUS #
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42
00:00 01:00 02:00 03:00 04:00 05:00 06:00 07:00 08:00 09:00 10:00 11:00 12:00 13:00 14:00 15:00 16:00 17:00 18:00 19:00 20:00 21:00 22:00 23:00
IN OPERATION
CHARGING
POWER DEMAND ON GRID
POWER (KW)
Utility bills include a peak (kW) demand charge



PROTERRA
VALENCE™
FLEET & ENERGY MANAGEMENT

OUR CHARGE MANAGEMENT SOFTWARE
VALENCE is designed to lower utility bills by reducing
peak demand charges and maximizing uptime


0 3 6 9 12 15 18 21 24 27 30 33 36 39 42
00:00 01:00 02:00 03:00 04:00 05:00 06:00 07:00 08:00 09:00 10:00 11:00 12:00 13:00 14:00 15:00 16:00 17:00 18:00 19:00 20:00 21:00 22:00 23:00
IN OPERATION
CHARGING
Utility bills include a peak (kW) demand charge

Real-time monitoring for vehicles and chargers	Historical data & reporting	Alerts and faults	Smart charging and Energy management	Optimizations	V2G / V2X operation

Integrated Vehicle-to-Grid Software

Heavy-Duty Vehicles Can Be Transformed into Utility Grid Assets to Lower Total Cost of Ownership



VEHICLE DATA
(kWh, miles, SOH)
VALENCE
CLOUD ENERGY MANAGEMENT
COMMAND & SCHEDULE
Charge Session Metrics
Charge session metrics
Command charge/discharge
Fleet and Energy Management
Bi-Directional
Power flow (DC)
Bi-Directional
Power flow (AC)
ELECTRIC
PROTERRA
MOBILE ENERGY STORAGE
BI-DIRECTIONAL CHARGER
ENERGY GRID
PROTERRA POWERED
PROTERRA ENERGY

Initial customers include the two largest planned V2G programs in the U.S.: Highland Electric and Dominion Energy

Scalable, Capital Efficient Manufacturing

Enables Rapid Expansion in Capacity



BURLINGAME, CA

- Dedicated to Proterra Powered vehicle batteries
- Integrated R&D and testing center
- Start of production: 2017





CITY OF INDUSTRY, CA

- Integrated bus and battery facility
- Each built in <12 months for <$20 million
- 50K sq. ft. per GWh of battery capacity
- Start of production: Bus 2017 / Battery 2020


BATTERY
MANUFACTURING



GREENVILLE, SC

- Flagship bus manufacturing facility
- Drivetrain and high-voltage junction box production
- Start of production: 2011





GREER, SC

- Next-generation battery facility
- Drivetrain and ancillary component production
- Start of production estimated in Q4 2022



Annual battery capacity[1]:

- ~1 GWh operational in Q2 2022
- Multiple GWh targeted in Q4 2022

1. Based on capacity of manufacturing equipment installed and does not take into account labor

Multiple GWh of Battery Cell Supply

Contracted through 2028

Multiple gigawatt-hours of cell supply under contract with LG Energy Solution through 2028

Long-term relationship with LG Energy Solution since 2016

LG Energy Solution

Commercial Vehicle OEMs Commonly Outsource Powertrains

For Electric Commercial & Industrial Vehicle OEMs

PROTERRA

OEMs typically outsource most, if not all, diesel/CNG powertrains across most commercial vehicle segments



Transit & School Buses [1]
100%
Medium-Duty Trucks [2]
>75%
<25%
Straight Class 8 Trucks [3]
>75%
<25%
Excavators [4]
15%
85%
3RD PARTY SUPPLIER
VERTICALLY-INTEGRATED

Three critical elements of the value that Proterra Powered provides to OEMs in their electrification initiatives:

1 Technology Leadership » **2 Speed to Market** » **3 Scale & Flexibility**

1. North American market. Based on product spec sheets from New Flyer, Nova Bus, Bluebird, Navistar, and Thomas Built Buses
2. Based on Cummins' reported share of the North American medium-duty market in 2020
3. Based on Allison Transmission's reported share of the North American market in 2019 and 2020
4. Based on Cummins' reported share of the global excavator market in 2020

Depth and Breadth of Experience

Across the Management Team and Board

PROTERRA

Leadership Team

Experience



Gareth Joyce
Chief Executive Officer
- Mercedes-Benz
- DELTA



Karina Franco Padilla
Chief Financial Officer
- DELL
- Ingersoll-Rand
- JELD-WEN



Chris Bailey
President, Powered & Energy
- HUBBELL



Julian Soell
President, Transit
- Harley-Davidson
- DELTA
- Repairify
- Mercedes-Benz



Dustin Grace
Chief Technology Officer
- TESLA
- HONDA



John Walsh
Chief Commercial Officer
- Davey Coach
- REV



JoAnn Covington
Chief Legal Officer
- Fenwick
- rocketfuel
- EA

Board of Directors

Experience



Gareth Joyce
Board Director
- Mercedes-Benz
- DELTA



Jack Allen
Non-Executive Chairman
- NAVISTAR



Jeannine Sargent
Director
- generation
- flex



Mike Smith
Director
- Constellation



Roger Nielsen
Director
- DAIMLER



Joan Robinson-Berry
Director
- BOEING



Brook Porter
Director
- G2VP
- KPCB



Constance Skidmore
Director
- pwc
- ShoreTel



ML Krakauer
Director
- DELL
- hp



Jan Hauser
Director
- GE
- pwc

Execution on Production and Delivery Growth for Years

Though Covid-19 Pandemic Impacted Transit Production in 2020

PROTERRA

Powered Battery System Deliveries



3
20
107
273
2018
2019
2020
2021

Transit Bus Deliveries



135
177
170
208[1]
2018
2019
2020
2021

MWh Battery Production



75
107
111
189
2018
2019
2020
2021

1. Represents new electric bus deliveries and excludes an additional 9 used bus deliveries in 2021

Revenue Approaching One-Quarter Billion Dollars in 2021

Revenue Has Grown at a Compound Annual Growth Rate of ~25% from 2018 to 2021


Revenue ($M)
$40
$123
$181
$197
$243
2017
2018
2019
2020
2021

Multiple Levers Targeting Further Improvement in Gross Margin

PROTERRA

Following the Supply Chain and Inflation Disruptions of 2021-22

2017 to 2020

Significant Cost Reductions

86% in battery cost / kWh

54% In unit labor & overhead costs

48% in unit freight costs

2021-22:

Supply chain disruptions

Cost inflation

Elevated freight costs and delays

Manufacturing inefficiencies/ higher labor hours



GROSS PROFIT (LOSS) AS % OF REVENUE
(22%)
(9%)
(1%)
4%
1%
+26 gross margin points in 3 years
2017
2018
2019
2020
2021

Margin Improvement Drivers

SUPPLY CHAIN/ FREIGHT

- Freight cost normalization
- Re-Sourcing / volume discounts
- Price increases / surcharges

MANUFACTURING EFFICIENCIES

- Economies of scale on higher volumes
- Labor hour normalization then optimization
- Supplier tooling investment
- Greater automation

STRUCTURAL IMPROVEMENTS

- Battery energy density improvement
- Vertical integration of components & sub-assemblies
- Redesign for manufacturing and alternative materials
- Warranty cost improvement

Proven Ability to Reduce Costs

Strong Balance Sheet

Provides Ample Flexibility to Fund Growth Strategy and R&D Investment

$523M

in cash, cash equivalents & marketable securities

as of 6/30/22

$167M

in convertible debt principal outstanding

as of 6/30/22

Conversion price: $6.5712

Mandatory conversion trigger: $9.86 (20-day VWAP)

Commercial Vehicle Electrification is at an Inflection Point

PROTERRA

Growing Funding and Commitments Set the Stage for a Significant Increase in Demand in the U.S. and Europe Starting in 2022




SCHOOL BUS



Federal Funding Approved for Zero Emission Transit and School Buses


$ in Million
$84
$0
$85
$0
$130
$0
$182
$7
$882
$500
$842
$500
$844
$500
$845
$500
$846
$500
FY18
FY19
FY20
FY21
FY22
FY23
FY24
FY25
FY26
Federal zero emission transit bus funding 1
Federal zero emission school bus funding 2

Zero Emission Truck Mandates & Commitments [3]

U.S.
- **California :** 100% by 2045 [4] (75% Class 4-8 by 2035) [5]
- **New York :** 100% by 2045 [6]
- **Federal fleet :** 100% by 2035 [7]

Europe
- **13 countries[8] :** 100% by 2040 | 30% by 2030

Corporate [9]
- FedEx Express: 100% by 2030 | 50% by 2025
- DHL: 70% by 2025

1. Federal Transit Administration
2. EPA's 2021 ARP Electric School Bus Rebates and Clean School Bus program
3. Represents % of new vehicle purchases
4. California Governor's Executive Order N-79-20
5. California's Advanced Clean Trucks rule; also adopted by MA, NJ, OR, and WA
6. New York Governor's New Advanced Clean Truck Rule
7. President Biden's Executive Order 14057
8. At the COP26 UN Climate Change Conference of the Parties conference in Nov. 2021, 13 European countries pledged 100% zero-emission new truck and bus sales by 2040: Austria, Denmark, Finland, Luxembourg, Netherlands, New Zealand, Norway, Scotland, Switzerland, Turkey, the United Kingdom, Uruguay, and Wales
9. Represents examples of corporate fleets targeting zero emission vehicles; Proterra does not have a commercial relationship with either company; "FedEx Commits to Carbon Neutral Operations by 2040," March 3, 2021.

Electric Commercial Vehicles Are a Prime Beneficiary of the IRA

PROTERRA

The Inflation Reduction Act follows in the footsteps of the 30% solar ITC and $7.5k light-duty vehicle credit

2006: 30% solar energy ITC [1]



U.S. solar photovoltaic installations (MW)
1st full year of the 30% solar tax credit
1
2
3
5
6
8
15
11
11
13
19
24
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2016 2017 2019 2020 2021

2010: $7.5k passenger vehicle tax credit [2]



U.S. battery-electric vehicle sales (000s)
1st full year of The $7.5k tax credit
- - - - - - -
10
15
48
64
71
87
105
207
234
240
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

2022: Inflation Reduction Act [3]

- **Battery Production Tax Credit:** $35/kWh for cells and $10/kWh for modules
- **Commercial Clean Vehicle Credit**: Tax credit of 30% of the price (or incremental EV cost) for new Class 4-8 purchases, up to $40k/vehicle
- **Alternative Fuel Vehicle Refueling Property Credit**: Tax credit of 30% of the cost of installing new charging infrastructure, up to $100k/item (low income/non-urban)
- **USPS Clean Fleets**: $3 billion for the purchase of zero emission delivery vehicles and supporting infrastructure
- **Clean Heavy-Duty Vehicles**: $1 billion in grants/rebates for the purchase of zero emission Class 6 or 7 vehicles and supporting infrastructure for public fleets
- **Grants to Reduce Air Pollution at Ports**: $3 billion in grants/rebates for the purchase of zero emission port equipment or technology
- **Advanced Technology Vehicle Manufacturing Loan Program**: $3 billion credit subsidy providing an additional $20-30 billion in loan authority to the DoE

1. Solar Energy Industries Association and Wood Mackenzie Power & Renewables' *U.S. Solar Market Insight reports 2009-2021*
2. Oak Ridge National Laboratory's *Transportation Energy Data Book: Edition 39*
3. H.R.5376 — 117th Congress (2021-2022): https://www.congress.gov/117/bills/hr5376/BILLS-117hr5376enr.pdf

PROTERRA

90+ GWh
market opportunity in 2030 [1]

Multiple GWh
manufacturing capacity targeted for Q4 2022 with battery cell supply contracted through 2028

$243M
revenue in 2021

~$7B
federal funding approved for U.S. electric transit and school buses 2022-2026 [2]

>650 MWh
batteries produced cumulatively since 2014

25%
compound annual revenue growth rate since 2018 [3]

Building innovative electric vehicle and battery technologies to power a better, more sustainable world

1. Management estimate based on Morgan Stanley's penetration forecasts from April 5, 2022 report, "Zero-Emissions Truck Penetration Refresh" and assume average battery size/vehicle of 225 kWh for medium-duty, 300 kWh for buses and 750 kWh for heavy-duty
2. See slide 25
3. See slide 22


LETS CLEAR THE AIR
SCHOOL BUS
TURTLETOP

Thank you

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ir@proterra.com

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